UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2022

PLUS THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34375 (Commission File Number)	33-0827593 (IRS Employer Identification No.)

4200 Marathon Blvd., Suite 200, Austin, Texas 78756 (Address of principal executive offices, with zip code)

(737) 255-7194

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PSTV	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 31, 2022, Plus Therapeutics, Inc. (the “Company”) and Medidata Solutions, Inc. (“Medidata”) entered into a Statement of Work (the “SOW”), pursuant to which Medidata will build a Sythetic Control Arm® (SCA) platform that facilitates the use of historical clinical data to incorporate into the Company’s Phase 2 clinical trial of Rhenium-186 NanoLiposome (186RNL) in recurrent glioblastoma (“GBM”).  The SOW is governed under the terms of a services agreement (the “Services Agreement”), dated November 5, 2021, between the Company and Medidata.  Medidata’s SCA is a type of external control that is formed by carefully selecting patients from Medidata’s extensive repository of historical clinical trials to match the baseline demographic and disease characteristics of the patients treated with the new investigational product.

The SOW has a term of six (6) months.  The Company will pay Medidata $1.45 million in managed services fees and a contingent managed services fee of $150,000 if the U.S. Food & Drug Administration approves a path forward for the Company to use the SCA in its clinical trial of 186RNL for treatment of GBM.  The SOW may only be terminated for a material breach by either party or if the clinical study’s authorization or approval is withdrawn by a regulatory agency.

The foregoing description of the Services Agreement and SOW does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Services Agreement and SOW which will be filed by the Company with the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2022.

Item 7.01 Other Events

On April 5, 2022, the Company issued a press release announcing the expanded partnership with Medidata. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
Exhibit Number	Description
99.1	Press Release Announcing Expanded Relationship with Medidata, dated April 5, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2022

PLUS THERAPEUTICS, INC.
By:	/s/ Marc H. Hedrick, M.D.
Marc H. Hedrick, M.D.
President and Chief Executive Officer